UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14 INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. *)

Filed by the Registrant /X/ Filed by a Party other than the Registrant / / Check the appropriate box:
/    /            Preliminary Proxy Statement
/    /   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ x /             Definitive Proxy Statement
/   /             Definitive Additional Materials
/    /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                           14a-12

                           AEROCENTURY CORP.
-------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ / Fee computed on table below per  Exchange  Act Rules  14a-6(i)(4)
             and 0-11.

(1)       Title of each class of securities to which transaction
            applies:

--------------------------------------------------------------------------
(2)       Aggregate number of securities to which transaction applies:

---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
- -------------------------------------------------------------------------
(4)        Proposed maximum aggregate value of transaction:
         N/A
 -------------------------------------------------------------------------
(5)        Total Fee Paid:

---------------------------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount previously paid:

--------------------------------------------------------------------------
(2)        Form, Schedule or Registration Statement No.:

- -------------------------------------------------------------------------
(3)        Filing Party:

- -------------------------------------------------------------------------
(4)        Date Filed:

- -------------------------------------------------------------------------

                                AEROCENTURY CORP.
                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2001

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of AeroCentury Corp. (the "Company"), which will be held at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California at 6:00 p.m. on April 27, 2001, for the following purposes:

         1.       To elect two directors to the Board of Directors;

         2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001; and

          3. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 1, 2001, as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

A quorum comprising the holders of the majority of the outstanding shares of Common Stock of the Company on the record date must be present or represented for the transaction of business at the Annual Meeting. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

If you plan to attend the meeting, please call the Company's Investor Relations Department at (650)-340-1888, so that your name can be placed on the guest list at the Hiller Aviation Museum entrance.

Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Sincerely yours,

/s/ Neal D. Crispin

Neal D. Crispin
CHAIRMAN OF THE BOARD

March 27, 2001
Burlingame, California

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                AEROCENTURY CORP.
                          TO BE HELD ON APRIL 27, 2001

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AEROCENTURY CORP. (the "Company") of proxies to be voted at the 2001 Annual Meeting of Stockholders, which will be held at 6:00 p.m. on April 27, 2001 at the Hiller Aviation Museum, 601 Skyway Road, San Carlos, California, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2001 Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about March 27, 2001. The Company's 2000 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The 2000 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

                         VOTING RIGHTS AND SOLICITATION

The close of business on March 1, 2001 was the record date for stockholders entitled to notice of and to vote at the 2001 Annual Meeting of Stockholders. As of that date, the Company had 1,543,257 shares of Common Stock, $0.001 par value (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date, are entitled to vote at the 2001 Annual Meeting of Stockholders, and stockholders of record entitled to vote at the meeting will have one vote for each share of Common Stock so held with regard to each matter to be voted upon.

If your shares are registered directly in your name with the Company's transfer agent, Continental Stock & Transfer Co., you are considered, with respect to those shares, the "stockholder of record" and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed a proxy card for your use which should be returned to the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held "in street name" and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote those shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use, which must be returned to your broker or nominee.

Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the 2001 Annual Meeting of Stockholders in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the directors as described herein under "Proposal 1: Election of Directors" and FOR ratification of the selection of accountants as described herein under "Proposal 2: Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the meeting. Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders of record entitled to vote at the election present in person or represented by proxy. Ratification of the selection of accountants shall be determined by a majority of the votes cast by the stockholders of record entitled to vote at the meeting.

Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Company employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Two of the Company's six directors will be elected at the 2001 Annual Meeting of Stockholders. The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below, unless instructions to the contrary are marked on the proxy. In the event that a nominee is unable or declines to serve as a director at the time of the 2001 Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the 2004 Annual Meeting of Stockholders or until the director's successor has been elected.

Nominees To Board Of Directors

     Mr. Neal D. Crispin, age 55. Mr. Crispin is Chairman of the Board and President of the Company. He is a member of the Executive committee of the Board and has served on the Board since its inception in 1997. He is also President and a Chairman of CMA Consolidated, Inc. ("CMA") and JetFleet Management Corp. ("JMC"). Prior to forming CMA in 1983, Mr. Crispin spent 2 years as vice President-Finance of an oil and gas company. Previously, Mr. Crispin was a manager with Arthur Young & Co., Certified Public Accountants. Prior to joining Arthur Young & Co., Mr. Crispin served as a management consultant, specializing in financial consulting. Mr. Crispin is the husband of Toni M. Perazzo, a Director and Officer of JMC and the Company. He received a Bachelor's Degree in Economics from the University of California at Santa Barbara and a Master's Degree in Business Administration (specializing in Finance) from the University of California at Berkeley. Mr. Crispin, a CPA, is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

         Mr. Evan M. Wallach, age 46. Mr. Wallach is Managing Director, Fixed Income, at US Bancorp Piper Jaffrey. Prior to that he served as Vice President, Finance of C-S Aviation from 1998 to 2000. He is a member of the Audit Committee and has served on the Board since 1997. From 1996 to 1998, he was President and Chief Executive Officer of Global Airfinance Corporation. He has specialized in aircraft and airline financing over the past seventeen years, having held senior level positions with The CIT Group (1994 to 1996), Bankers Trust Company (1992 to 1994), Kendall Capital Partners (1990 to 1992), Drexel Burnham Lambert (1987 to 1990), and American Express Aircraft Leasing (1985 to 1987). Mr. Wallach received a Bachelor's Degree in Political Science from State University of New York at Stony Brook and a Master's Degree in Business Administration from the University of Michigan.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.


                                   PROPOSAL 2
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Arthur Andersen LLP served as independent public accountants for the Company for the fiscal year ended December 31, 2000. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented to the meeting to ratify the selection of Arthur Andersen LLP by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 2001, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of Arthur Andersen LLP, the Board of Directors would reconsider such selection.

A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representative desires to do so.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                              INFORMATION REGARDING
                                    AUDITORS

         Auditor Fees. The aggregate fees billed by the Company's auditors, Arthur Andersen LLP ("Auditors"), for professional services rendered for the audit of the Company's financial statement for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB during the 2000 fiscal year was $45,000. An additional $6,500 was billed by the Auditors in connection with their review of the Company's 2000 tax return. No other fees were billed by the Auditors to the Company.

         Audit Committee Report. The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's Auditors, Arthur Andersen LLP, are responsible for expressing an opinion on the fairness and conformity of the Company's audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the Auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the Auditors their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         The undersigned members of the Audit Committee have submitted this Report to the Audit Committee:

Thomas W. Orr
Evan M. Wallach
Toni M. Perazzo

                       INFORMATION REGARDING THE COMPANY'S
                             DIRECTORS AND OFFICERS

Current Board Of Directors

The following directors have terms expiring at the Company's 2001 Annual Stockholder Meeting: Neal D. Crispin and Evan M. Wallach. They have been nominated for election to the Board of Directors. For their biographical information, see "PROPOSAL 1: ELECTION OF DIRECTORS," above.

The following directors have terms expiring at the Company's 2002 Annual Stockholder Meeting:

     Mr. Maurice J. Averay, age 70. Mr. Averay has been an aviation consultant since 1996 and has served on the Board since 1997. From 1995 to 1996 he was a full-time consultant to Saab Aircraft of America and its parent with respect to marketing and new aircraft development. From 1990 - 1995, he was Senior Vice
President of the Sales and Marketing team of Saab Aircraft of America responsible for North and South American turboprop airliner sales. Prior to that Mr. Averay was Vice President of Sales Support for Saab Aircraft International, Ltd.; Sales Engineering Manager for Fairchild Aircraft, Inc., San Antonio, Texas; Vice President, Planning, for Chautauqua Airlines, Jamestown, New York, a U.S. Airways commuter associate; and Vice President of Shorts Aircraft USA, Inc., Mr. Averay holds a Bachelor of Science in Aero Engineering from the University of Bristol, United Kingdom.

     Ms. Toni M. Perazzo, age 53. Ms. Perazzo is a member of the Audit and Executive Committees of the Board of Directors and has served on the Board since its inception in 1997. She is the Company's Senior Vice President-Finance and Secretary and has held these same positions with JetFleet Management Corp. ("JMC"), the management company for the Company since 1994, and CMA Consolidated, Inc. ("CMA") since 1990. Prior to joining CMA in 1990, she was Assistant Vice President for a savings and loan, controller of an oil and gas syndicator and a senior auditor with Arthur Young & Co., Certified Public Accountants. Ms. Perazzo is the wife of Neal D. Crispin, a director and officer of JMC and the Company. She received her Bachelor's Degree from the University of California at Berkeley, and her Master's Degree in Business Administration from the University of Southern California. Ms. Perazzo, a CPA, is a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

The following directors have terms expiring at the Company's 2003 Annual Stockholder Meeting:

     Mr. Marc J. Anderson, age 64. Mr. Anderson has been a member of the Company's Board of Directors since its inception in 1997. Mr. Anderson is the Company's Chief Operating Officer and Senior Vice President. He holds the same officer positions with JMC. Prior to joining JMC in 1994, Mr. Anderson was an aviation consultant (1992 to 1994) and prior to that spent seven years (1985 to 1992) as Senior Vice President-Marketing for PLM International, a transportation equipment leasing company. He was responsible for the acquisition, modification, leasing and remarketing of all aircraft. Prior to PLM, Mr. Anderson served as Director-Contracts for Fairchild Aircraft Corp.; Director of Aircraft Sales for Fairchild SAAB Joint Venture; and Vice President, Contracts for SHORTS Aircraft USA, Inc. Prior to that, Mr. Anderson was employed with several airlines in various roles of increasing responsibility beginning in 1959.

     Mr. Thomas W. Orr, age 67. Mr. Orr has served on the Company's Board of Directors since 1997, and was also, during that time, a member of the Audit Committee of the Board of Directors. Mr. Orr is currently a partner at the accounting firm of Bregante + Company LLP, where he has been a partner since joining that firm in 1992. Prior to that, beginning in 1986, Mr. Orr was Vice President, Finance, at Scripps League Newspapers, Inc. Beginning in 1958, Mr. Orr was in the audit department of Arthur Young & Company, where he retired as a partner in 1986. Mr. Orr received his Bachelor's degree in Business Administration, with distinction (Accounting major), from the University of Minnesota. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and a former member of the California State Board of Accountancy.

Board Meetings And Committees

The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 2000 (the "2000 fiscal year"). Each director attended every meeting of the Board and every meeting held by all committees of the Board on which the director served.

The Company has an Audit Committee and an Executive Committee of the Board of Directors. There is no compensation or nominating committee or committee performing the functions of such committees.

The Audit Committee was formed pursuant to a written charter approved by the Board of Directors. The Audit Committee meets with the Company's financial management and its independent public accountants to review internal financial information, audit plans and results, and financial reporting procedures. This committee, which currently consists of Thomas W. Orr, Chairman, Evan M. Wallach and Toni M. Perazzo. Of the three directors on the Audit Committee, only one, Toni M. Perazzo, is not "independent" as defined under the American Stock
Exchange Company Guide. The Audit Committee held one meeting during the 2000 fiscal year, and has held one meeting in the 2001 fiscal year to date.

The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board of Directors except for those which require action by all the directors or the independent directors under the Certificate of Incorporation or the Bylaws of the Company, or under applicable law. The Executive Committee currently consists of three directors, Neal D. Crispin, Chairman, Toni M. Perazzo, and Marc J. Anderson.

Director Compensation

Non-employee members of the Board are each paid an annual fee of $14,000 and are reimbursed for all reasonable out-of-pocket costs incurred in connection with their attendance at such meetings. Non-employee members also receive $1,000 annually for each committee membership. Board members who are officers of the Company do not receive any compensation for Board or committee membership.


Officers And Key Employees

For biographies of Neal D. Crispin, President & Chairman of the Board, Marc J. Anderson, Chief Operating Officer & Senior Vice President, and Toni M. Perazzo, Senior Vice President - Finance & Secretary, see "Board of Directors" above.

Listed below are other officers of AeroCentury Corp. who are also key officers and employees of JetFleet Management Corp., the Company's management company, and are responsible for the management of various aspects of the Company's business:

Mr. Brian J. Ginna, Vice President, Corporate Development, age 32. Mr. Ginna has been responsible for all corporate communications, investor relations and public relations of the Company and JMC and its related companies since joining JMC in 2000. He is also Controller for CMA which he joined in 1991 and where he has held various positions of increasing responsibility. Mr. Ginna received a Bachelor of Science degree in Finance from Babson College.

Mr. John S. Myers, Senior Vice President, age 55. Mr. Myers is responsible for the administration of aircraft leases, marketing agreements and vendor agreements for the Company and JMC. From 1991 to 2000, Mr. Myers was Vice President of Raytheon Aircraft Credit Corporation responsible for the management of a $1.3 billion commuter ailine portfolio, customer financing transactions, credit risk analysis and structuring, and negotiating and documenting aircraft financing transactions. From 1976 until 1991, he was Senior Vice President and Chief Financial Officer of Air Midwest, Inc., a regional airline. Mr. Myers has Bachelor of Business Administration from Wichita State University.

Ms. Polly Prelinger, Vice President, Marketing, age 43. Ms. Prelinger is in charge of research and market development for the Company and JMC. Prior to joining JMC in 1998, Ms. Prelinger was Vice President-Sales and Marketing for 2 years with Fairchild Aircraft Incorporated, a major commuter aircraft manufacturer. During the period 1987 - 1996, Ms. Prelinger was at PLM International, a diversified equipment leasing company where she held positions of Director, Research and Market Development and Vice President, Aircraft Marketing. Ms. Prelinger holds a Bachelor of Arts degree in Russian Studies from the University of Michigan.

Mr. Christopher B. Tigno, General Counsel, age 39. Mr. Tigno is responsible for all legal matters of the Company and JMC and its related companies, including supervision of outside counsel, documentation of aircraft asset acquisition transactions, and corporate and securities matters. He is also General Counsel for CMA. He joined JMC and CMA in 1996. He was most recently employed as Senior Counsel with the firm of Wilson, Ryan & Campilongo (1992 to 1996), and prior to that was associated with Fenwick & West and Morrison & Foerster. Mr. Tigno received his Juris Doctor degree from the University of California at Berkeley, Boalt Hall School of Law, and was admitted to the California Bar in 1986. He also holds a Bachelor's Degree in Chemical Engineering from Stanford University.

Employment Contracts

The cash compensation received by Neal Crispin from JMC including bonuses, for 2000 was $100,000 and is expected to be $103,260 in 2001. The cash compensation received by Ms. Perazzo from JMC including bonuses for 2000 was $85,860 and is expected to be $85,000 in 2001. The only executive officers of JMC whose compensation exceeds $100,000 are Marc J. Anderson, Senior Vice President & Chief Operating Officer, whose salary and bonus was $192,600 in 2000 and is expected to be $204,730 in 2001

Compensation Committee Interlocks And Insider Participation

Neal Crispin and Toni M. Perazzo are both executive officers and directors of the Company and JMC. Marc Anderson is an executive officer and director of the Company and an executive officer of JMC. As described above under "Employment Contracts," the Company has no employees and does not pay any compensation to its executive officers. Other than that, no executive officers of the Company currently serve on the compensation committee (or any other committee of the board of directors performing similar functions) of another entity.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 1, 2001 by: (i) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock; (ii) each director; and (iii) all directors and executive officers as a group.


                                                                                     Percentage of
                                                                                     Ownership of
                                                                                     Common
Name, Position, & Address                             No. of.Shares(1)               Stock(2)

Neal D. Crispin                                             277,561                   17.99%
Chairman of the Board,
President and Principal
Shareholder (3)(4)

Toni M. Perazzo                                             277,561                   17.99%
Director, Sr. Vice President - Finance,
Secretary and Principal
Shareholder (3)(4)(5)

Marc J. Anderson                                              6,657                       *
Director, Senior Vice President
and Chief Operating Officer (1)(3)(6)

Maurice J. Averay,                                              300                       *
Director (3)

Thomas W. Orr,                                                  600                       *
Director (3)

Evan M. Wallach,                                                175                       *
Director (3)

Pine Capital Management, Incorporated;                      117,850                    7.64%
Phillip Economopoulos; Bob L. Arnett;
Kevin Daly (7)

JetFleet Holding Corp.                                      220,167                   14.27%
Principal Shareholder (3)(8)

All directors and executive                                 280,793                   18.19%
 officers as a group (6  persons)(9)


------------------------------------------------
* Less than 1% Footnotes to Security Ownership:

(1) Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after March 1, 2001, including, but not limited to, upon the exercise of an option.

(2) For purposes of calculating percentages, total outstanding shares consists of 1,543,257 shares of outstanding Common Stock, which excludes shares held by the Company as treasury stock.

(3) The mailing address is c/o AeroCentury Corp., 1440 Chapin Avenue Suite 310, Burlingame, California 94010.

(4) Includes 271,561 shares owned by corporations of which Mr. Crispin is an officer, director and/or principal shareholder. To avoid double counting the same shares, does not include 20,000 shares issuable upon exercise of options granted to Mr. Crispin by JetFleet Holding Corp. ("JHC") to purchase AeroCentury Common Stock owned by JHC. (The shares issuable upon exercise of these options would come from the 220,267 shares already counted as beneficially owned by Mr. Crispin and Ms. Perazzo indirectly through JHC.)

(5)  Consists  of  shares  owned by  corporations,  of which Ms.  Perazzo  is an
officer,  director  and/or  principal  shareholder,   plus  other  shares  owned
beneficially by Mr. Crispin, spouse of Ms. Perazzo.

(6) Includes shares issuable upon exercise of options to purchase 4,500 shares issuable upon exercise of options granted by JHC to purchase AeroCentury Common Stock owned by JHC.

(7) Disclosure based on a copy of a form 13-G received by the Company. Shares are held for the account of clients of Pine Capital Management, Incorporated ("Pine"). The address is 353 Sacramento Street, 10th Floor, San Francisco, CA 94111. Pine holds the shares in a fiduciary capacity and Messrs. Economopoulos, Arnett and Daly are its controlling shareholders. Clients of Pine have the right to receive, or the power to direct the reecipt of, dividends from, or the proceeds of the sale of their respective shares. The Company is informed that no client is known by Pine to have the right or power with respect to more than 5% of the outstanding shares.

(8) In May 1998, the original holder of the shares of the Company, JetFleet Management Corp., was renamed "JetFleet Holding Corp." The rights and obligations under the Management Agreement were then assigned by JetFleet Holding Corp. to a newly-created wholly-owned subsidiary named "JetFleet Management Corp."

(9) Consists of shares beneficially owned by officers and directors, but excludes option shares described in footnote (4) and (6), since the shares issuable upon exercise of these options are already counted in the 220,167 shares beneficially owned by Mr. Crispin and Ms. Perazzo indirectly through JHC, and therefore included in the shares counted as beneficially owned by officers and directors.

                           RELATED PARTY TRANSACTIONS

Management Agreement. JetFleet Management Corp. ("JMC") acts as the management company for the Company under the Management Agreement, dated December 31, 1997, as amended on February 3, 1998, between JMC and the Company. The officers of the Company are also officers of JMC and two members of the JMC's Board of Directors are on the Board of Directors of the Company.

Under the Management Agreement, the Company pays a monthly management fee to JMC equal to 0.25% of the net book value of the Company's assets as of the end of the month for which the fee is due. In addition, JMC may receive an acquisition fee for locating assets for the Company, provided that the aggregate purchase price including chargeable acquisition costs and any acquisition fee does not exceed the fair market value of the asset based on appraisal, and a remarketing fee in connection with the sale or re-lease of the Company's assets. The management fees, acquisition fees and remarketing fees may not exceed the customary and usual fees that would be paid to an unaffiliated party for such services. During 2000 and 1999, the Company recognized as expense $1,725,250 and $1,148,800, respectively, of management fees payable to JMC. In connection with the purchases of aircraft during 2000 and 1999, the Company paid JMC a total of $371,300 and $1,080,100, respectively, in acquisition fees, which are included in the capitalized cost of the aircraft. During 2000 and 1999, the Company paid JMC a total of $77,250 and $0, respectively, in remarketing fees.


Office Space. The Company maintains its principal office at the offices of JMC at 1440 Chapin Avenue, Suite 310, Burlingame, California, without reimbursement to JMC.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 2000 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners.

                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered at the 2002 Annual Meeting of Stockholders must be received by the Company no later than November 27, 2001. Proposals submitted after that date will be considered untimely, and will not be considered at the 2002 Annual Meeting. The proposal must be mailed to the Company's principal executive offices, 1440 Chapin Avenue, Suite 310, Burlingame, California 94010. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/ Neal D. Crispin

Neal D. Crispin, President
March 27, 2001
Burlingame, California

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER


                       AEROCENTURY CORP. BOARD OF DIRECTORS
                                 AUDIT COMMITTEE
                                     CHARTER
                              Revised July 21, 2000


I.       ORGANIZATION

         The Audit  Committee  will consist of a majority of  directors  who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board would interfere with their exercise of independent judgment as a Committee member.

II.      STATEMENT OF POLICY

         The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation.

III.     RESPONSIBILITIES

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

         The Audit Committee's responsibilities shall be as follows:

         A. Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

         B. Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

         C. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review company policy statements to determine their adherence to the code of conduct.

         D. Review the financial statements contained in the annual report of the shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         E. Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         F. Review accounting and financial human resources and succession planning with the corporation.

         I. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

         J. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

IV.  MEETINGS

         Periodic meetings of the Audit Committee should be regularly scheduled, and should include at least the following meetings:

         1.  Prior to the annual audit;

         2. After completion of the annual audit and before financial statements are issued;

         3. Before the annual meeting of shareholders, which would include the preparation of the Audit Committee's report to the entire Board of Directors.

         Meetings should provide the opportunity not only to review the Company's quarterly and annual financial results but also perform a preliminary review of annual and quarterly financial reports of the Corporation, and review filings with the Securities and Exchange Commission. The Audit Committee should set its own agenda and should be able to secure whatever information it may feel it needs to be well informed as to the issues before it.

         Special meetings of the Committee may be called by any member of the Audit Committee or at the request of the independent auditor.

V.  MINUTES

         Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee shall be subject to revision, modification or rescission by the Board.

                                AEROCENTURY CORP.
                            KEY ISSUES REGARDING THE
                                 AUDIT COMMITTEE

A.  Composition of the Audit Committee

o The Board of Directors of the Corporation shall appoint an Audit Committee of the Board composed of a majority of "independent" members and assure those members are of a tenure long enough to establish consistency and time to implement long-term strategies.

o "Independent" members: Directors who are (I) not employed by the Corporation or any its affiliates within the last three years, (ii) not members of the immediate family of a current executive officer of the company or an affiliate; and (iii) in the view of the Corporation's Board, are free of any relationship that would interfere with the exercise of independent judgment.

B.  Functions of the Audit Committee

o Define the scope of the Audit Committee's functions which will generally be broader than overseeing the Corporation's financial reporting process and internal controls. Such objectives should always be considered in the context of what is in the best interests of the Corporation and its shareholders.

o Specific issues within the jurisdiction of the Audit Committee might include:

     (1) Recommend which firm to engage as the Corporation's external auditor and whether to terminate that relationship.

     (2) Review the external auditor's compensation, the proposed term of its engagement, and its independence;

     (3) Review the appointment and replacement of the senior internal auditing executive, if any.

     (4) Serve as a channel of communication between the external auditor and the board and between the senior internal auditing executive, if any, and the board;

     (5) Review the results of each external audit, including any qualifications in the external auditor's opinion, any related management letter, management's responses to recommendations made by the external auditor in connection with the audit, and management's responses to those reports.

     (6) Review the Corporation's financial statements and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements;

     (7) Consider, in consultation with the external auditor and the senior internal auditing executive, if any, the adequacy of the Corporation's internal financial controls. Among other things, these controls must be designed to provide reasonable assurance that the Corporation's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles;

     (8) Review the activities, organizational structure and qualification of the internal audit function, if any;

     (9) Consider major changes and other major questions regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Corporation's financial statements;

     (10) Review the procedures employed by the Corporation in preparing published financial statements and related management commentaries.

     (11) Meet periodically with management to review the Corporation's major financial risk exposures, such as legal matters that could have a significant impact on the Corporation's financial statements;

     (12) Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

C.  Audit Committee Meetings.

o Periodic meetings of the Audit Committee should be regularly scheduled, and should include at least the following meetings:

         (1)      Prior to the annual audit;

         (2) After completion of the annual audit and before financial statements are issued; and

         (3) Before the annual meeting of the shareholders, which would include the preparation of the Audit Committee's report to the entire Board of Directors.

o Meetings should provide the opportunity not only to review the Corporation's quarterly and annual financial results but to also perform a preliminary review of annual and quarterly financial reports of the Corporation, and review periodic filings with the Securities and Exchange Commission. The Audit Committee should set its own agenda and be able to secure whatever information it may feel it needs to be well informed as to the issues before it.

o Empower the Audit Committee to engage such accountants, attorneys or other advisers as they see fit and provide free access to such information as such accountants, attorneys or other advisers may need. Such accountants, attorneys or other advisers should be directly responsible and report only to the Audit Committee.

o Assure that proper records are kept of the deliberations of the Audit Committee and the actions taken as well as any supporting information underlying their decisions. The records should reflect reality and reality should reflect an active deliberative process on the basis of adequate information and opportunity to deliberate.

o Adopt a program for the implementation of revisions to corporate policy and procedures as a result of feedback received from the independent auditor.

                                OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

It is important that your shares be represented at the meeting, regardless of the number of sharees which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICCH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/ Neal D. Crispin

Neal D. Crispin, President
(Date)
Burlingame, California

                                      PROXY

AeroCentury Corp.                          This Proxy is Solicited on Behalf of
----------------------                     the Board of Directors.
1440 Chapin Avenue, Suite 310,
Burlingame, California  94010

The undersigned hereby appoints Neal D. Crispin and Toni M. Perazzo, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of AeroCentury Corp. held of record by the undersigned on March 1, 2001, at the 2001 Annual Meeting of Stockholders of the Company to be held on April 27, 2001, or at any adjournment or postponement thereof.

1.   ELECTION OF  DIRECTORS

    FOR all nominees listed below               WITHHOLD AUTHORITY
----                                        ----
(except as marked to the contrary below)   to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

                                 Neal D. Crispin
                                 Evan M. Wallach

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP as independent auditors for the Company for the fiscal year ending December 31, 2001.

           FOR                     AGAINST                    ABSTAIN
       ----                    ----                       ----

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2
                  PLEASE TURN OVER, DATE AND SIGN REVERSE SIDE

--------------------------------------------------------------------------------
         PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, IF NO SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.

Please sign exactly as your name appears on the attached label. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   SIGNATURE

                          Title (if any)                      Date
--------------------------              ----------------------    --------------
                          Title (If any)                      Date
--------------------------              ----------------------    --------------
(Second Signature, if held jointly)